CC US LLP Draft
                                                                      08/31/2005

                  Evergreen International Balanced Income Fund
                          (a Delaware statutory trust)

                    [o] Common Shares of Beneficial Interest
                                $20.00 per Share

                                 (No Par Value)

                           FORM OF PURCHASE AGREEMENT

                                                                       [o], 2005

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
[other co-managers]

c/o Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

      Evergreen International Balanced Income Fund, a Delaware statutory trust (the "Fund"), its investment adviser, Evergreen Investment Management Company, LLC, a Delaware limited liability company (the "Investment Adviser") and the Fund's investment sub-advisers, First International Advisors, LLC, d/b/a Evergreen International Advisors, a Delaware limited liability company ("Evergreen"), and Analytic Investors, Inc., a California corporation ("Analytic" and, together with Evergreen, the "Sub-Advisers" and each a "Sub-Adviser," and together with the Investment Adviser and Evergreen, the "Advisers"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), [other co-managers], and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, [other co-managers] are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares of beneficial interest, with no par value, of the Fund ("Common Shares") set forth in said Schedule A, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [o] additional Common Shares for the sole purpose of covering overallotments, if any. The aforesaid [o] Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the [o] Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-127742 and No. 811-21799) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"). Promptly after execution and delivery of this Agreement, the Fund will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Rules and Regulations and paragraph (c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations or (ii) if the Fund has elected to rely upon Rule 434 ("Rule 434") of the Rules and Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 497. The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph
(d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus publicly distributed before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first filed under paragraph (c) or (h) of Rule 497 and furnished to the Underwriters for use in connection with the offering of the Securities, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated [o], 2005 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

      SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Fund and the Advisers. The Fund and the Advisers jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

            (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or each Adviser, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with in all material respects.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement, the notification on Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, on the respective date of the Prospectus or any such amendment or supplement and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Fund will comply in all material respects with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

            Each preliminary prospectus and the prospectus filed as part of the effective Registration Statement or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

            The foregoing representations in this Section 1(a)(i) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Underwriters or their agents expressly for use in the Registration Statement, the 462(b) Registration Statement, Prospectus or preliminary prospectus (or any amendment or supplement to any of the foregoing), or with respect to representations of the Fund, the descriptions of each of the Advisers (referred to in Sections (1)(b)(iii) of this Agreement) contained in the foregoing.

            (ii) Independent Registered Public Accounting Firm. As of the date of the report of the independent registered public accounting firm contained in the Registration Statement, the independent registered public accounting firm who certified the statement of assets and liabilities included in the Registration Statement is an independent registered public accounting firm as required by the 1933 Act and the Rules and Regulations.

            (iii) Financial Statements. The statement of assets and liabilities included in the Registration Statement and the Prospectus, together with the related notes, presents fairly the financial position of the Fund in all material respects at the date indicated; said statement has been prepared in conformity with generally accepted accounting principles ("GAAP").

            (iv) Expense Summary. The information set forth in the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

            (v) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the
      Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital shares.

            (vi) Good Standing of the Fund. The Fund has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware and has power and authority to own and lease its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (vii) No Subsidiaries. The Fund has no subsidiaries.

            (viii) Investment Company Status. The Fund is duly registered with the Commission under the 1940 Act as a closed-end, diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund or each of the Advisers, threatened by the Commission.

            (ix) Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is (A) an "interested person" (as defined in the 1940 Act) of the Fund or (B) an "affiliated person" (as defined in the 1940 Act) of any Underwriter. For purposes of this Section 1(a)(ix), the Fund and each of the Advisers shall be entitled to rely on representations from such officers and trustees.

            (x) Capitalization. The authorized, issued and outstanding shares of beneficial interest of the Fund is as set forth in the Prospectus as of the date thereof under the caption "Description of Shares." All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable (except as described in the Registration Statement) and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding common shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

            (xi) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable (except as described in the Registration Statement). In all material respects, the Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same, to the extent such rights are set forth; no holder of the Securities will be subject to personal liability by reason of being such a holder (except as described in the Registration Statement); and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Fund.

            (xii) Absence of Defaults and Conflicts. The Fund is not in violation of its declaration of trust or by-laws, each as amended from time to time, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Advisory Agreement dated as of [o], 2005 between the Fund and the Investment Adviser (the "Advisory Agreement"), the Custodian Contract dated as of [o], 2005 between the Fund and State Street Bank and Trust Company (the "Custodian Agreement"), the Registrar, Transfer Agency and Service Agreement dated as of [o], 2005 between the Fund and EquiServe Trust Company, N.A. (the "Transfer Agency Agreement"), and the Administration Agreement between the Fund and Evergreen Investment Services, Inc. (the "Administration Agreement") and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary trust action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation (not including for these purposes any such violations that will not result in a Material Adverse Effect) of the provisions of the declaration of trust or by-laws of the Fund, each as amended from time to time, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations, other than State securities or "blue sky" laws applicable in connection with the purchase and distribution of the Securities by the Underwriters pursuant to this Agreement. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

            (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund, threatened, against or affecting the Fund, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would (if determined in a manner adverse to the Fund) reasonably be expected to result in a Material Adverse Effect (including the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder). The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not (if determined in a manner adverse to the Fund) reasonably be expected to result in a Material Adverse Effect.

            (xiv) Accuracy of Exhibits. There are no material contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the 1933 Act, the 1940 Act or by the Rules and Regulations which have not been so described and filed as required.

            (xv) Possession of Intellectual Property. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property.

            (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except as referred to in the Prospectus or the Registration Statement and such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules of the NASD, Inc. (the "NASD"), the rules of the New York Stock Exchange, Inc. (the "NYSE") or state securities laws.

            (xvii) Possession of Licenses and Permits. The Fund possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Prospectus, except where the absence of such possession would not result in a Material Adverse Effect; the Fund is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xviii) Advertisements. Any advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or prepared by the Fund or the Advisers and used in connection with the public offering of the Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. All sales material complied and will comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and the rules and interpretations of the NASD.

            (xix) Subchapter M. The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

            (xx) Distribution of Offering Materials. The Fund has not distributed and, prior to the later to occur of (A) the Closing Time and
      (B) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, a preliminary prospectus, the Prospectus or the sales materials.

            (xxi) Accounting Controls. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the Rules and Regulations and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the Rules and Regulations; (C) access to assets is permitted only in accordance with the management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xxii) Absence of Undisclosed Payments. To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

            (xxiii) Material Agreements. This Agreement, the Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Administration Agreement have each been duly authorized by all requisite action on the part of the Fund, executed and delivered by the Fund, as of the dates noted therein and each complies in all material respects with all applicable provisions of the 1940 Act. Assuming due authorization, execution and delivery by the other parties thereto, each such Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification or contribution thereunder may be limited by federal or state laws.

            (xxiv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities of the Fund registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

            (xxv) NYSE Listing. The Securities have been duly authorized for listing, upon notice of issuance, on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

      (b) Representations and Warranties by the Investment Adviser. The Investment Adviser represents and warrants to each Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof as follows:

            (i) Good Standing of the Investment Adviser. The Investment Adviser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except to the extent that failure to be so qualified and in good standing would not have a material adverse effect on the Investment Adviser's ability to perform its obligations under the Advisory Agreement.

            (ii) Investment Adviser Status. The Investment Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under, as applicable, the Advisory Agreement and each of the Subadvisory Agreements dated as of [o], 2005 between the Investment Adviser and the Sub-Advisers (the "Subadvisory Agreements") for the Fund as contemplated by the Prospectus.

            (iii) Description of the Investment Adviser. The description of the Investment Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (iv) Capitalization. The Investment Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Advisory Agreement, each of the Subadvisory Agreements, and the Additional Compensation Agreement between the Investment Adviser and Merrill Lynch dated [o], 2005 (the "ML Additional Compensation Agreement"). [ADD ANY ADDITIONAL COMPENSATION AGREEMENTS.]

            (v) Authorization of Agreements; Absence of Defaults and Conflicts. This Agreement, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement have each been duly authorized, executed and delivered by the Investment Adviser, and, assuming due authorization, execution and delivery by the other parties thereto, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement constitute valid and binding obligations of the Investment Adviser, each enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and except as rights to indemnification and contribution thereunder may be limited by federal and state law; and neither the execution and delivery of any of this Agreement, the Advisory Agreement, the Subadvisory Agreements or the Additional Compensation Agreement nor the performance by the Investment Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Investment Adviser is a party or by which it is bound, the limited liability company agreement or other organizational documents of the Investment Adviser, or to the Investment Adviser's knowledge, by any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Investment Adviser or its properties or operations, except where such breach or default would not have a material adverse effect on the Investment Adviser's ability to perform the services contemplated by this Agreement, the Advisory Agreement, the Subadvisory Agreements or the Additional Compensation Agreement; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Investment Adviser of the transactions contemplated by this Agreement, the Advisory

      Agreement, the Subadvisory Agreements or the Additional Compensation Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act, NASD rules, NYSE rules or state securities laws.

            (vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under any of this Agreement, the Advisory Agreement, the Subadvisory Agreements or the Additional Compensation Agreement.

            (vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Investment Adviser, threatened against or affecting the Investment Adviser or any parent or subsidiary of the Investment Adviser or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which would reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Adviser, to materially and adversely affect the properties or assets of the Investment Adviser or to materially impair or adversely affect the ability of the Investment Adviser to function as an investment adviser or perform its obligations under, as applicable, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus (and has not been so disclosed).

            (viii) Absence of Violation or Default. The Investment Adviser is not in violation of its organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under, as applicable, the Advisory Agreement, the Subadvisory Agreements or the Additional Compensation Agreement.

      (c) Representations and Warranties by Evergreen. Evergreen represents and warrants to each Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Closing Time referred to in
Section  2(c) hereof,  and as of each Date of Delivery  (if any)  referred to in
Section 2(b) hereof as follows:

            (i) Good Standing of Evergreen. Evergreen has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except to the extent that failure to be so qualified and in good standing would not have a material adverse effect on Evergreen's ability to perform its obligations under the Subadvisory Agreement.

            (ii) Evergreen's Status. Evergreen is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Subadvisory Agreement to which it is a party for the Fund as contemplated by the Prospectus.

            (iii) Description of Evergreen. The description of Evergreen in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers

      Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (iv) Capitalization. Evergreen has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Subadvisory Agreement to which it is a party.

            (v) Authorization of Agreements; Absence of Defaults and Conflicts. This Agreement and the Subadvisory Agreement to which Evergreen is a party have each been duly authorized, executed and delivered by Evergreen, and, assuming due authorization, execution and delivery by the other parties thereto, this Agreement and the Subadvisory Agreement to which Evergreen is a party constitute valid and binding obligations of Evergreen, each enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and except as rights to indemnification and contribution thereunder may be limited by federal and state law; and neither the execution and delivery of this Agreement or the Subadvisory Agreement to which Evergreen is a party nor the performance by Evergreen of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which Evergreen is a party or by which it is bound, the limited liability company agreement or other organizational document of Evergreen, or to Evergreen's knowledge, any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over Evergreen or its properties or operations, except where such breach or default would not have a material adverse effect on Evergreen's ability to perform the services contemplated by this Agreement and the Subadvisory Agreement to which Evergreen is a party; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by Evergreen of the transactions contemplated by this Agreement or the Subadvisory Agreement to which it is a party, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act, NASD rules, NYSE rules or state securities laws.

            (vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of Evergreen to perform its obligations under this Agreement and the Subadvisory Agreement to which it is a party.

            (vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Evergreen, threatened against or affecting Evergreen or any parent or subsidiary of Evergreen or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of Evergreen, materially and adversely affect the properties or assets of Evergreen or materially impair or adversely affect the ability of Evergreen to function as an investment adviser or perform its obligations under the Subadvisory Agreement to which it is a party, or which is required to be disclosed in the Registration Statement and the Prospectus (and has not been so disclosed).

            (viii) Absence of Violation or Default. Evergreen is not in violation of its organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a material adverse effect on the ability of Evergreen to function as an investment adviser or perform its obligations under the Subadvisory Agreement to which it is a party.

      (d) Representations and Warranties by Analytic. Analytic represents and warrants to each Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Closing Time referred to in
Section  2(c) hereof,  and as of each Date of Delivery  (if any)  referred to in
Section 2(b) hereof as follows:

            (i) Good Standing of Analytic. Analytic has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except to the extent that failure to be so qualified and in good standing would not have a material adverse effect on Analytic's ability to perform its obligations under the Subadvisory Agreement.

            (ii) Analytic's Status. Analytic is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Subadvisory Agreement to which it is a party for the Fund as contemplated by the Prospectus.

            (iii) Description of Analytic. The description of Analytic in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (iv) Capitalization. Analytic has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Subadvisory Agreement to which it is a party.

            (v) Authorization of Agreements; Absence of Defaults and Conflicts. This Agreement and the Subadvisory Agreement to which Analytic is a party have each been duly authorized, executed and delivered by Analytic, and, assuming due authorization, execution and delivery by the other parties thereto, this Agreement and the Subadvisory Agreement to which Analytic is a party constitute valid and binding obligations of Analytic, each enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, whether statutory or decisional, relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and except as rights to indemnification and contribution thereunder may be limited by federal and state law; and neither the execution and delivery of this Agreement or the Subadvisory Agreement to which Analytic is a party nor the performance by Analytic of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which Analytic is a party or by which it is bound, the articles of incorporation or other organizational document of Analytic, or to Analytic's knowledge, any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over Analytic or its properties or operations, except where such breach or default would not have a material adverse effect on Analytic's ability to perform the services contemplated by this Agreement and the Subadvisory Agreement to which Analytic is a party; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by Analytic of the transactions contemplated by this Agreement or the Subadvisory Agreement to which it is a party, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act, NASD rules, NYSE rules or state securities laws.

            (vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of Analytic to perform its obligations under this Agreement and the Subadvisory Agreement to which it is a party.

            (vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Analytic, threatened against or affecting Analytic or any parent or subsidiary of Analytic or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of Analytic, materially and adversely affect the properties or assets of Analytic or materially impair or adversely affect the ability of Analytic to function as an investment adviser or perform its obligations under the Subadvisory Agreement to which it is a party, or which is required to be disclosed in the Registration Statement and the Prospectus (and has not been so disclosed).

            (viii) Absence of Violation or Default. Analytic is not in violation of its organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a material adverse effect on the ability of Analytic to function as an investment adviser or perform its obligations under the Subadvisory Agreement to which it is a party.

      (e) Officer's Certificates. Any certificate signed by any officer of the Fund or an Adviser delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or such Adviser, as the case may be, to each Underwriter as to the matters covered thereby.

      SECTION 2. Sale and Delivery to Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [o] Common Shares in the aggregate at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 45 days after the date hereof and may be exercised in whole  or  in  part  from  time  to  time  only  for  the  purpose  of  covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon written notice by the Representatives to the Fund setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be earlier than the second day after the date on which the option is being exercised nor later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities plus any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Fund (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Fund, on each Date of Delivery as specified in the notice from the Representatives to the Fund.

      Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3. Covenants.

      (a) The Fund and the Advisers, jointly and severally, covenant with each Underwriter as follows:

            (i) Compliance with Securities Regulations and Commission Requests. For a period of one year from the date hereof, the Fund, subject to
      Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or, to the knowledge of the Fund, threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make every reasonable effort to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

            (ii) Filing of Amendments. For a period of one year from the date hereof, the Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

            (iii) Delivery of Registration Statements. The Fund has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereof furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. No copy of a post-effective amendment shall be required to be delivered after one year from the date hereof.

            (iv) Delivery of Prospectuses. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act or the 1934 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (v) Continued Compliance with Securities Laws. If at any time when the Prospectus (as amended or supplemented) is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be
      necessary  to  correct   such   statement  or  omission  or  to  make  the
      Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request; provided that, if the supplement or amendment is required exclusively as a result of a misstatement in or omission from the information provided to the Fund in writing by the Underwriters expressly for use in the Prospectus, the Fund may deliver such supplement or amendment to the Underwriters and dealers at a reasonable charge not to exceed the actual cost thereof to the Fund.

            (vi) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign entity or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

            (vii) Rule 158. The Fund will make generally available to its securityholders as soon as practicable an earnings statement, if applicable, for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

            (viii) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities substantially in the manner specified in the Prospectus under "Use of Proceeds."

            (ix) Listing. The Fund will use its reasonable best efforts to cause the Securities to be duly authorized for listing by the NYSE, prior to the date the Securities are issued.

            (x) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Fund will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Securities to be sold hereunder or (2) Common Shares issued or, for avoidance of doubt, purchased in the open market pursuant to any dividend reinvestment plan.

            (xi) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

            (xii) Subchapter M. The Fund will use its best efforts to comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

            (xiii) No Manipulation  of Market for Securities.  The Fund will not
      (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities in violation of federal or state securities laws, and (b) except for share repurchases permitted in accordance with applicable laws and purchases of Securities in the open market pursuant to the Fund's dividend reinvestment plan, until the Closing Date, or the Date of Delivery, if any, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund .

            (xiv) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

      SECTION 4. Payment of Expenses.

      (a) Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the reasonable costs of the preparation, printing and delivery to the Underwriters of this Agreement, any agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates, if any, for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, the independent registered public accounting firm and other advisers, (v) the qualification of the Securities, if required, under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any requisite Blue Sky survey and any supplement thereto,
(vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of any requisite Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the printing of any sales material. Also, the Fund shall pay the Underwriters $.00667 per Common Share purchased by the Underwriters pursuant to this Agreement as partial reimbursement of expenses incurred in connection with the offering; provided, however, that such partial reimbursement payable by the Fund shall not exceed .03335% of the aggregate price to the public (as set forth in the Prospectus) of the Initial Securities and any Option Securities that may be sold to the Underwriters pursuant to Section 2(b) of this Agreement (as used herein, the "Aggregate Offering Price"). The Advisers have agreed to pay (i) all of the Fund's organizational costs, and (ii) offering expenses of the Fund (other than sales load, but including the partial reimbursement of expenses described above) in excess of $.04 per Common Share, such amount to be allocated between the Investment Adviser and each of the Sub-Advisers as agreed to by such parties.

      (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a) hereof, the Fund and the Advisers, jointly and severally, agree that they shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses incurred arising out of this Agreement or any transactions contemplated thereunder, including the reasonable fees and disbursements of counsel for the Underwriters.

      SECTION 5. Conditions of Underwriters' Obligations.

      The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and the Advisers contained in Section 1 hereof or in certificates of any officer of the Fund or any Adviser delivered pursuant to the provisions hereof, to the performance by the Fund and the Advisers of their respective covenants and other obligations hereunder, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective or will have become effective by 5:30 p.m., New York City time on the date hereof, and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or, to the knowledge of counsel to the Underwriters and counsel to the Fund, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or waived to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A or a certificate must have been filed in accordance with Rule 497(j)) or, if the Fund has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 497.

      (b) Opinions of Counsel and Delaware Counsel for the Fund. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Ropes & Gray LLP, counsel for the Fund, substantially in the form set forth in Exhibit A-1, together with signed or reproduced copies of such letter for each of the other Underwriters or in such other form and substance reasonably satisfactory to counsel to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials. At Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, Delaware counsel to the Fund, in form and substance set forth in Exhibit A-2 hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

      (c) Opinions of Counsel for the Advisers. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Ropes & Gray LLP, counsel for each of the Advisers, substantially in the forms set forth in Exhibit B-1, Exhibit B-2, and Exhibit B-3, together with signed or reproduced copies of such letters for each of the other Underwriters or in such other forms and substance reasonably satisfactory to counsel to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

      (d) Opinion of Counsel for the Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially in the form set forth in Exhibit C-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

      (e) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of each of the Advisers, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof, and, with respect to each Adviser on behalf of such Adviser,
Section 1(b), 1(c) or 1(d) hereof, as applicable, are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Advisers, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to Closing Time, (iv) with respect to the certificate by an officer of each Adviser only, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of such Adviser, whether or not arising in the ordinary course of business, and (v) with respect to the Fund only, no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of such officer, are contemplated by the Commission.

      (f) Independent Registered Public Accounting Firm's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type customarily included in independent registered public accounting firm's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

      (g) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

      (h) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

      (i) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

      (j) Execution of Additional Compensation Agreements. At Closing Time, Merrill Lynch shall have received the ML Additional Compensation Agreement, dated as of the Closing Date, as executed by the Investment Adviser. [ADD ADDITIONAL COMPENSATION AGREEMENTS, IF ANY.]

      (k) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Fund contained herein and the statements in any certificates furnished by the Fund hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

            (i)  Officers'  Certificates.   Certificates,  dated  such  Date  of
      Delivery, of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of each of the Advisers confirming that the information contained in the certificate delivered by each of them at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

            (ii) Opinions of Counsel for the Fund and the Advisers. The favorable opinions of counsel for the Fund and each of the Advisers, substantially in the forms set forth in Exhibit A-1, Exhibit A-2, Exhibit B-1, Exhibit B-2, and Exhibit B-3, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

            (iii) Opinion of Counsel for the Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

            (iv) Bring-down Comfort Letter. A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

      (l) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Advisers in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

      (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Fund at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 12 shall survive any such termination and remain in full force and effect.

      SECTION 6. Indemnification.

      (a) Indemnification of Underwriters. The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the prior written consent of the Fund; and

            (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or the Advisers by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage and expense purchased the Securities which are the subject thereof if the Prospectus (as amended or supplemented) corrected any such alleged untrue statement or omission and if such Prospectus (as amended or supplemented) was delivered to such Underwriter in a timely manner and if such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the written confirmation of the sale of such Securities to such person.

      (b) Indemnification of the Fund, Advisers, Trustees, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Advisers, their respective trustees, directors and shareholders, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or the Advisers within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement

(or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Advisers by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (c) Indemnification for Marketing Materials. In addition to the foregoing indemnification, the Fund and the Advisers also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material (to the same extent as with respect to any preliminary prospectus or the Prospectus).

      (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to each indemnified party shall be selected by such indemnified party. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) (through, if applicable, the provisions of Section 6(b)) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 7. Contribution.

      If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then, in lieu of indemnifying such indemnified party, each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund or the Advisers on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

      The relative fault of the Fund and the Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No person shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance or gross negligence in the performance of its duties hereunder.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee and shareholder of the Fund and each director of the Advisers, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or an Adviser, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Advisers, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

      All representations, warranties and covenants contained in this Agreement or in certificates of officers of the Fund or either of the Advisers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or the Advisers, and shall survive delivery of the Securities to the Underwriters.

      SECTION 9. Termination of Agreement.

      (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or any Adviser, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 12 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Underwriters.

      If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

      (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

      (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, either the Representatives or the Fund shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

      SECTION 11. Notices.

      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, c/o Merrill Lynch & Co., 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; notices to the Fund shall be directed to [o]; notices to the Investment Adviser shall be directed to [o]; notices to Evergreen shall be directed to[o]; and notices to Analytic shall be directed to the office of [Analytic Investors, Inc., 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, Attention: Marie Arlt].

      SECTION 12. Parties.

      This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Fund, each of the Advisers and its respective partners and successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Advisers and their respective successors and the controlling persons and officers, trustees, shareholders and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Advisers and their respective partners and successors, and said controlling persons and officers, trustees, shareholders and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. NO FIDUCIARY RELATIONSHIP.

      The Fund acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Fund, on the one hand, and the several Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Fund or its stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Fund with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Fund on other matters) and no Underwriter has any obligation to the Fund with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Fund, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Fund has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

      SECTION 14. GOVERNING LAW AND TIME.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 15. Effect of Headings.

      The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and each of the Advisers in accordance with its terms.

                              Very truly yours,

                              Evergreen International Balanced Income Fund

                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                              Evergreen Investment Management Company, LLC

                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                              First International Advisors, LLC, d/b/a Evergreen
                                International Advisors

                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


                              Analytic Investors, Inc.

                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:


Underwriting Agreement

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED
[OTHER CO-MANAGERS]

By: Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

By:
   ------------------------------------------
   Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                 Number of
          Name of Underwriter                                Initial Securities
          -------------------                                ------------------

Merrill Lynch, Pierce, Fenner & Smith
      Incorporated ................................

  Total ...........................................


                                     Sch A-1

                                   SCHEDULE B

                  Evergreen International Balanced Income Fund
                      Common Shares of Beneficial Interest
                                 (No Par Value)

      1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $20.00.

      2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $19.10, being an amount equal to the initial public offering price set forth above less $.90 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities.


                                     Sch B-1

                                                                     Exhibit A-1

                            FORM OF OPINION OF FUND'S
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

      1. The Registration Statement is effective under the Securities Act; the filing of the Prospectus pursuant to Rule 497 under the Securities Act has been made in the manner and within the time period required by Rule 497; and based upon oral inquiries to the Commission staff on the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission.

      2. The Fund has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware and has full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. [The Fund is entitled to transact intrastate business in the State of [o]. PLEASE CONFIRM WHETHER THE FUND WILL BE REGISTERED TO TRANSACT BUSINESS IN OTHER STATE(S)].

      3. The Fund's authorized capitalization is as set forth in the Registration Statement and the Prospectus. The Fund has an indefinite number of authorized common shares of beneficial interest with no par value. The Shares and the instruments defining the same conform in all material respects as to legal matters to the description of them under the section entitled "Description of Shares" in the Prospectus. All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and are validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable, and the [o] common shares of beneficial interest issued to [o] on [o], 2005 have been issued in one or more transactions exempt from the registration requirements of the Securities Act. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable. Except as contemplated by the Purchase Agreement, no person is entitled to any preemptive or other similar rights with respect to the Shares.

      4. The Fund was deemed to be registered under Section 8(a) of the Investment Company Act upon receipt by the Commission of the Notification of Registration. To our knowledge, the Commission has not issued to the Fund notice of any hearing or other proceeding to consider suspension or revocation of any such registration statement. All required action has been taken by the Fund under the Securities Act, the Investment Company Act and the rules and regulations thereunder in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares pursuant to the Purchase Agreement.

      5. The Fund has full power and authority to enter into each of the Fund Agreements and to perform all of the terms and provisions thereof to be carried out by it. Each of the Fund Agreements has been duly and validly authorized, executed and delivered by the Fund. Each of the Fund Agreements and the Investment Advisory Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, as the case may be, and the rules and regulations thereunder (except we express no opinion as to the reasonableness or fairness of compensation payable under such agreements). Assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law).


                                     A-1-1

      6. The Fund has full power and authority to enter into each of the Investment Advisory Agreement and the Purchase Agreement and to perform all of the terms and provisions thereof to be carried out by it. The Investment Advisory Agreement and the Purchase Agreement have been duly and validly authorized, executed and delivered by the Fund. Assuming due authorization, execution and delivery by the other party thereto, the Investment Advisory Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms (except we express no opinion as to the reasonableness or fairness of compensation payable under such agreement), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), including without limitation specific performance regarding intellectual property rights.

      7. None of (a) the execution and delivery by the Fund of the Investment Advisory Agreement, the Purchase Agreement or any of the Fund Agreements, (b) the issue and sale by the Fund of the Shares as contemplated by the Purchase Agreement and (c) the performance by the Fund of its obligations under the Investment Advisory Agreement, the Purchase Agreement or any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Investment Advisory Agreement, the Purchase Agreement or any of the Fund Agreements conflicts or will conflict with, or results or will result in a breach of, or the creation or imposition of any lien, charge or encumbrance upon any assets or property of the Fund pursuant to, the Declaration of Trust or the By-laws or, to our knowledge, any agreement or instrument to which the Fund is a party or by which the Fund is bound or to which its property is subject, or violates or will violate any federal or Delaware statute, law or regulation or any judgment, injunction, order or decree of any federal or Delaware governmental agency or body that is applicable to the Fund and that is known to us, which violation would have a Material Adverse Effect on the condition or business of the Fund.

      8. To our knowledge, the Fund is not in breach of, or in default under, its Declaration of Trust or By-laws, or any material written agreement or instrument to which it is a party or by which it or its property is bound or affected.

      9. No consent, approval, authorization or order of or registration with any court or governmental agency or body or securities exchange or securities association is required by the Fund for the consummation by the Fund of the transactions contemplated in the Investment Advisory Agreement, the Purchase Agreement and the Fund Agreements, except such as (a) have been obtained under the Securities Act, the Investment Company Act or the Exchange Act and (b) may be required by the New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Purchase Agreement.

      10. To our knowledge, based upon a letter dated [o], 2005, from [o], Corporate Listings and Compliance of the New York Stock Exchange, authorizing the Shares for listing on such Exchange, the Shares have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance, and to our knowledge after due inquiry, including oral inquiries of the Commission staff on [o], 2005, the Exchange Act Registration Statement has become effective.

      11. To our knowledge, there are no legal, governmental or court proceedings, investigations, actions or suits pending or threatened against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described therein as required or likely to have a Material Adverse Effect on the Fund or that are likely to materially and adversely affect the ability of the Fund to consummate the transactions contemplated by the Purchase Agreement or to perform its obligations thereunder.

      12. To our  knowledge,  there are no  agreements,  contracts,  indentures,
leases  or  other   instruments  that  are  required  to  be  described  in  the
Registration  Statement  or the  Prospectus  or to be filed


                                     A-1-2
as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

      13. Each of the sections in the Prospectus entitled "Tax Matters," to the extent that it states matters of United States law or legal conclusions with respect thereto, presents a fair and accurate summary of the principal federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Shares.

      14. The Registration Statement (except for the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the effective time set forth above, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations thereunder, and the Notification of Registration, when filed with the Commission, complied as to form in all material respects with the applicable requirements of the Investment Company Act and the rules and regulations thereunder.

      No facts have come to our attention that would lead us to believe that, as of the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus and the date hereof the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).


                                     A-1-3

                                                                     Exhibit A-2

                            FORM OF OPINION OF FUND'S
                  DELAWARE COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

                  [TO BE PROVIDED BY RICHARDS, LAYTON & FINGER]


                                     B-1-1

                                                                     Exhibit B-1

                     FORM OF OPINION OF INVESTMENT ADVISER'S
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

      1. The Investment Adviser is a validly existing corporation in good standing with the Secretary of State under the laws of the State of Delaware, with corporate power to own and lease its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

      2. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is not prohibited by such Act or the rules and regulations thereunder or the Investment Company Act or the rules and regulations thereunder from acting under the Advisory Agreement and the Subadvisory Agreements as contemplated by the Prospectus.

      3. The Purchase Agreement, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement have been duly authorized, executed and delivered by the Investment Adviser.

      4. The execution and delivery by the Investment Adviser of the Purchase Agreement, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement did not violate the Limited Liability Company Agreement or Bylaws of the Investment Adviser; and the performance by the Investment Adviser of its obligations under the Purchase Agreement, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement (i) does not and will not conflict with, nor result in a breach of, or the creation or imposition of any lien, charge or encumbrance upon any assets or property of the Investment Adviser pursuant to, any agreement or instrument known to us to which the Investment Adviser is a party or by which the Investment Adviser is bound or to which its property is subject, and (ii) does not violate nor will it violate any federal statute, law or regulation or any judgment, injunction, order or decree of any federal or governmental agency or body that is applicable to the Investment Adviser and that is known to us, which violation would have a material adverse effect on the condition or business of the Investment Adviser.

      5. No authorizations or consents of any Delaware governmental entity are required to permit the Investment Adviser to duly authorize, execute, and deliver the Purchase Agreement, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement, except such as may be required under state securities or Blue Sky laws, as to which we express no opinion.

      6. To our knowledge, the Investment Adviser is not in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected and which is filed as an exhibit to the Registration Statement.

      7. No consent, approval, authorization or order of or registration with any court or governmental agency or body or securities exchange or securities association is required by the Investment Adviser for the consummation of the transactions contemplated in the Advisory Agreement, the Subadvisory Agreements, the Additional Compensation Agreement and the Purchase Agreement, except such as
(a) have been obtained under the Securities Act, the Investment Company Act or the Exchange Act and (b) may be required by the New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Purchase Agreement.


                                     B-1-1

      8. To our knowledge, there are no legal, governmental or court proceedings pending or threatened against the Investment Adviser, to which the Investment Adviser is a party or to which the Investment Adviser or any of its properties is subject, brought or to be brought before any court or governmental agency or body, domestic or foreign, that are likely to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under the Purchase Agreement, the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement and that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.

      9. To our knowledge, there are no agreements, contracts, indentures, leases, mortgages, loan agreements, notes or other instruments to which the Investment Adviser is a party, that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

      10. Assuming due authorization, execution and delivery by the other parties thereto, each of the Advisory Agreement, the Subadvisory Agreements and the Additional Compensation Agreement constitutes the legal, valid and binding obligation of the Investment Adviser enforceable in accordance with its respective terms (except we express no opinion as to the reasonableness or fairness of compensation paid under such agreement), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), including without limitation specific performance regarding intellectual property rights.

      No facts have come to our attention that would lead us to believe that, as of the effective date of the Registration Statement, the description of the Investment Adviser in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus and the date hereof, the description of the Investment Adviser in the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).


                                     B-1-2

                                                                     Exhibit B-2

                         FORM OF OPINION OF EVERGREEN'S
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

      1. Evergreen is a validly existing corporation in good standing with the Secretary of State under the laws of the State of Delaware, with corporate power to own and lease its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

      2. Evergreen is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is not prohibited by such Act or the rules and regulations thereunder or the Investment Company Act or the rules and regulations thereunder from acting under the Subadvisory Agreement to which it is a party as contemplated by the Prospectus.

      3. The Purchase Agreement and the Subadvisory Agreement to which Evergreen is a party have been duly authorized, executed and delivered by Evergreen.

      4. The execution and delivery by Evergreen of the Purchase Agreement and the Subadvisory Agreement to which it is a party did not violate the Limited Liability Company or Bylaws of Evergreen; and the performance by Evergreen of its obligations under the Purchase Agreement and the Subadvisory Agreement to which it is a party (i) does not and will not conflict with, nor result in a breach of, or the creation or imposition of any lien, charge or encumbrance upon any assets or property of Evergreen pursuant to, any agreement or instrument known to us to which Evergreen is a party or by which Evergreen is bound or to which its property is subject, and (ii) does not violate nor will it violate any federal statute, law or regulation or any judgment, injunction, order or decree of any federal or governmental agency or body that is applicable to Evergreen and that is known to us, which violation would have a material adverse effect on the condition or business of Evergreen.

      5. No authorizations or consents of any Delaware governmental entity are required to permit Evergreen to duly authorize, execute, and deliver the Purchase Agreement and the Subadvisory Agreement to which it is a party, except such as may be required under state securities or Blue Sky laws, as to which we express no opinion.

      6. To our knowledge, Evergreen is not in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected and which is filed as an exhibit to the Registration Statement.

      7. No consent, approval, authorization or order of or registration with any court or governmental agency or body or securities exchange or securities association is required by Evergreen for the consummation of the transactions contemplated in the Subadvisory Agreement to which Evergreen is a party and the Purchase Agreement, except such as (a) have been obtained under the Securities
Act, the Investment Company Act or the Exchange Act and (b) may be required by the New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Purchase Agreement.


                                     B-2-1

      8. To our knowledge, there are no legal, governmental or court proceedings pending or threatened against Evergreen, to which Evergreen is a party or to which Evergreen or any of its properties is subject, brought or to be brought before any court or governmental agency or body, domestic or foreign, that are likely to have a material adverse effect on the ability of Evergreen to perform its obligations under the Subadvisory Agreement to which it is a party and the Purchase Agreement and that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.

      9. To our knowledge, there are no agreements, contracts, indentures, leases, mortgages, loan agreements, notes or other instruments to which Evergreen is a party, that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

      10. Assuming due authorization, execution and delivery by the other parties thereto, the Subadvisory Agreement to which Evergreen is a party constitutes the legal, valid and binding obligation of Evergreen enforceable in accordance with its terms (except we express no opinion as to the reasonableness or fairness of compensation paid under such agreement), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), including without limitation specific performance regarding intellectual property rights.

      No facts have come to our attention that would lead us to believe that, as of the effective date of the Registration Statement, the description of Evergreen in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus and the date hereof, the description of Evergreen in the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).


                                     B-2-2

                                                                     Exhibit B-3

                          FORM OF OPINION OF ANALYTIC'S
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

      1. Analytic is a validly existing corporation in good standing with the Secretary of State under the laws of the State of California, with corporate power to own and lease its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

      2. Analytic is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is not prohibited by such Act or the rules and regulations thereunder or the Investment Company Act or the rules and regulations thereunder from acting under the Subadvisory Agreement to which it is a party as contemplated by the Prospectus.

      3. The Purchase Agreement and the Subadvisory Agreement to which Analytic is a party have been duly authorized, executed and delivered by Analytic.

      4. The execution and delivery by Analytic of the Purchase Agreement and the Subadvisory Agreement to which Analytic is a party did not violate the Articles of Incorporation or Bylaws of Analytic; and the performance by Analytic of its obligations under the Purchase Agreement and the Subadvisory Agreement to which Analytic is a party (i) does not and will not conflict with, nor result in a breach of, or the creation or imposition of any lien, charge or encumbrance upon any assets or property of Analytic pursuant to, any agreement or instrument known to us to which Analytic is a party or by which Analytic is bound or to which its property is subject, and (ii) does not violate nor will it violate any federal statute, law or regulation or any judgment, injunction, order or decree of any federal or governmental agency or body that is applicable to Analytic and that is known to us, which violation would have a material adverse effect on the condition or business of Analytic.

      5. No authorizations or consents of any California governmental entity are required to permit Analytic to duly authorize, execute, and deliver the Purchase Agreement and the Subadvisory Agreement to which Analytic is a party, except such as may be required under state securities or Blue Sky laws, as to which we express no opinion.

      6. To our knowledge, Analytic is not in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected and which is filed as an exhibit to the Registration Statement.

      7. No consent, approval, authorization or order of or registration with any court or governmental agency or body or securities exchange or securities association is required by Analytic for the consummation of the transactions contemplated in the Subadvisory Agreement to which Analytic is a party and the Purchase Agreement, except such as (a) have been obtained under the Securities
Act, the Investment Company Act or the Exchange Act and (b) may be required by the New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Purchase Agreement.

      8. To our knowledge, there are no legal, governmental or court proceedings pending or threatened against Analytic, to which Analytic is a party or to which Analytic or any of its properties is


                                     B-3-1
subject, brought or to be brought before any court or governmental agency or body, domestic or foreign, that are likely to have a material adverse effect on the ability of Analytic to perform its obligations under the Subadvisory Agreement to which it is a party and the Purchase Agreement and that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.

      9. To our knowledge, there are no agreements, contracts, indentures, leases, mortgages, loan agreements, notes or other instruments to which Analytic is a party, that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

      10. Assuming due authorization, execution and delivery by the other parties thereto, the Subadvisory Agreement to which Analytic is a party constitutes the legal, valid and binding obligation of Analytic enforceable in accordance with its terms (except we express no opinion as to the reasonableness or fairness of compensation paid under such agreement), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), including without limitation specific performance regarding intellectual property rights.

      No facts have come to our attention that would lead us to believe that, as of the effective date of the Registration Statement, the description of Analytic in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus and the date hereof, the description of Analytic in the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).


                                     B-3-2

                                                                     Exhibit C-1

                        FORM OF OPINION OF UNDERWRITERS'
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)

      1. The Fund has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware and has full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus;

      2. All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and are validly issued, fully paid and, subject to the next to last paragraph of this opinion letter, non-assessable. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and, subject to the next to last paragraph of this opinion letter, non-assessable;

      3. Except as contemplated by the Purchase Agreement, no person is entitled to any preemptive or other similar rights with respect to the Shares;

      4. The Purchase Agreement and each of the Investment Advisory Agreement dated as of [o], 2005, between the Fund and the Advisor (the "Investment Advisory Agreement"), each of the Investment Subadvisory Agreements dated as of [o], 2005 between the Fund and the Sub-Advisors (the "Subadvisory Agreements"), the Custody Agreement dated as of [o], 2005 between the Fund and State Street Bank and Trust Company (the "Custody Agreement"), the Stock Transfer Agency Agreement dated as of [o], 2005, between the Fund and EquiServe Trust Company, N.A. (the "Transfer Agency Agreement"), and the Administration Agreement dated as of [o], 2005, between the Fund and Evergreen Investment Services, Inc. (the "Administration Agreement" and, together with the Investment Advisory Agreement, the Investment Subadvisory Agreements, the Custody Agreement, the Transfer Agency Agreement, the Administration Agreement, the "Fund Agreements"), have been duly authorized, executed and delivered by the Fund. Assuming due authorization, execution and delivery by the other parties thereto, the Investment Advisory Agreement and each of the Fund Agreements constitute the legal, valid and binding obligations of the Fund enforceable in accordance with their terms (except we express no opinion as to the reasonableness or fairness of compensation payable under such agreements), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), including without limitation specific performance regarding intellectual property rights;

      5. The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act, and, to the best of our knowledge, no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission;

      6. The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates


                                     C-1-1

(other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), and the notification on Form N-8A complied as to form in all material respects with the requirements of the Securities Act, the 1940 Act and the Rules and Regulations; and

      7. The statements made in the Prospectus under the caption "Description of Shares," insofar as they purport to constitute matters of law, summaries of legal matters, the Fund's Declaration of Trust and by-laws or legal proceedings, or legal conclusions, have been reviewed by us and are correct in all material respects.

      Nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we do not express any belief), at the time the Prospectus was issued, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                     C-1-2